UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 2008

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 29, 2008, the Federal Home Loan Bank of Seattle (the "Seattle Bank") appointed Vincent L. Beatty, 48, senior vice president and chief financial officer, effective March 1, 2008. Mr. Beatty previously served as first vice president and treasurer of the Seattle Bank since June 2006. From July 2005 to June 2006, Mr. Beatty served as vice president and treasurer of the Seattle Bank and served as senior portfolio manager from May 2004 through July 2005. Prior to joining the Seattle Bank, from 2001 through 2004, Mr. Beatty owned and operated Great Learning Adventures, an association dedicated to providing tutoring services to underserved neighborhoods via partnerships with nonprofit organizations. From 2000 to 2001, Mr. Beatty served as senior vice president and retail financial officer for Chase Manhattan Mortgage, a mortgage subsidiary of Chase Manhattan Bank.

On February 29, 2008, the Board of Directors of the Seattle Bank appointed Christina J. Gehrke, 43, as its principal accounting officer. Ms. Gehrke had previously served as senior vice president and chief administrative officer and interim principal accounting officer since September 2007 and served as senior vice president, chief administrative officer and corporate secretary since May 2007. From May 2006 to May 2007, Ms. Gehrke served as first vice president and director of audit. Prior to that, she held various positions in the Seattle Bank, including audit project manager, audit services manager, and assistant director of audit, since joining the Seattle Bank in 1998.

All of the Seattle Bank's employees, including Mr. Beatty and Ms. Gehrke, are at-will employees.

Item 7.01.    Regulation FD Disclosure

On February 29, 2008, the Seattle Bank issued a letter to members ("Member News") announcing the appointment of executive officers as described above in Item 5.02(c). The full text of the Member News is included as Exhibit 99.1 hereto. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibit 99.1 hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

99.1 Member News, dated February 29, 2008

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: February 29, 2008	By: /s/ Richard M. Riccobono
Richard M. Riccobono President and Chief Executive Officer

Exhibit Index

99.1 Member News, dated February 29, 2008